Exhibit 3.1(q)

Filing Fee $250.00
DOMESTIC LIMITED LIABILITY COMPANY

STATE OF MAINE

ARTICLES OF AMENDMENT

Conversent Communications, LLC	A True Copy When Attested by Signature
(Name of Limited Liability Company)

Deputy Secretary of State

Pursuant to 31 MRSA § 623, the undersigned limited liability company executes and delivers for filing these articles of amendment:

FIRST:	The name of the limited liability company has been changed to (if no change, so indicate)

Conversent Communications of Maine, LLC
(The name must contain one of the following: “Limited Liability Company”, “L.L.C.” or “LLC”: § 603.1.A.)

SECOND:	The management of the limited liability company has been changed (if no change, so indicate no change ). If changed, “X” one box only.

☐ A.	The management of the company is vested in a member or members.

☐ B.	The management of the company is vested in a manager or managers. The minimum number shall be managers and the maximum member shall be managers.

THIRD:	Other amendments to the articles, if any, that the members determine to adopt are set forth in Exhibit attached hereto and made a part hereof.

(signatures required on back of form)

DATED	October 6, 1999

MANAGER(S)/MEMBER(S)*

(signature)		(type or print name and capacity)

(signature)		(type or print name and capacity)

(signature)		(type or print name and capacity)

For Manager(s)/Member(s) which are Entities

Name of Entity	New England Voice and Data, L.L.C.

By	/s/ David L. Mayer	David L. Mayer, Secretary
	(authorized signature)	(type or print name and capacity)

Name of Entity

By
	(authorized signature)	(type or print name and capacity)

Name of Entity

By
	(authorized signature)	(type or print name and capacity)

*  Articles must be signed by at least one manager OR by at least one member if the limited liability company is managed by the members (§ 627.1.B.).  The execution of these articles constitutes an oath or affirmation, under the penalties of false swearing under Title 17-A, section 453, that, to the best of the signers’ knowledge and belief, the facts stated in these articles are true (§ 627.3.).

SUBMIT COMPLETED FORMS TO:  CORPORATE EXAMINING SECTION, SECRETARY OF STATE,

101 STATE HOUSE STATION, AUGUSTA, ME  04333-0101

FORM NO. MLLC-9   Rev. 7/96                                                                                                                                                                                         TEL.  (207) 287-4195

Filing Fee $250.00
DOMESTIC LIMITED LIABILITY COMPANY

STATE OF MAINE

ARTICLES OF AMENDMENT

NEVD of Maine, LLC	A True Copy When Attested by Signature
(Name of Limited Liability Company)

Deputy Secretary of State

Pursuant to 31 MRSA § 623, the undersigned limited liability company executes and delivers for filing these articles of amendment:

FIRST:	The name of the limited liability company has been changed to (if no change, so indicate)

Conversent Communications, LLC
(The name must contain one of the following: “Limited Liability Company”, “L.L.C.” or “LLC”: § 603.1.A.)

SECOND:	The management of the limited liability company has been changed (if no change, so indicate no change). If changed, “X” one box only.

☐ A.	The management of the company is vested in a member or members.

☐ B.	The management of the company is vested in a manager or managers. The minimum number shall be managers and the maximum member shall be managers.

THIRD:	Other amendments to the articles, if any, that the members determine to adopt are set forth in Exhibit attached hereto and made a part hereof.

(signatures required on back of form)

DATED	September 27, 1999

MANAGER(S)/MEMBER(S)*

(signature)		(type or print name and capacity)

(signature)		(type or print name and capacity)

(signature)		(type or print name and capacity)

For Manager(s)/Member(s) which are Entities

Name of Entity	New England Voice and Data, L.L.C.

By	/s/ David L. Mayer	David L. Mayer, Secretary
	(authorized signature)	(type or print name and capacity)

Name of Entity

By
	(authorized signature)	(type or print name and capacity)

Name of Entity

By
	(authorized signature)	(type or print name and capacity)

*  Articles must be signed by at least one manager OR by at least one member if the limited liability company is managed by the members (§ 627.1.B.).  The execution of these articles constitutes an oath or affirmation, under the penalties of false swearing under Title 17-A, section 453, that, to the best of the signers’ knowledge and belief, the facts stated in these articles are true (§ 627.3.).

SUBMIT COMPLETED FORMS TO:  CORPORATE EXAMINING SECTION, SECRETARY OF STATE,

101 STATE HOUSE STATION, AUGUSTA, ME  04333-0101

FORM NO. MLLC-9   Rev. 7/96                                                                                                                                                                                         TEL.  (207) 287-4195

Filing Fee $250.00
DOMESTIC LIMITED LIABILITY COMPANY

STATE OF MAINE

ARTICLES OF ORGANIZATION OF LIMITED LIABIILITY COMPANY

(Check box only if applicable)	A True Copy When Attested by Signature
☐ This is a professional limited liability company formed pursuant to 31 MRSA § 611 and 13 MRSA Chapter 22.

Deputy Secretary of State

Pursuant to 31 MRSA § 622, the undersigned adopt(s) the following articles of amendment:

FIRST:	The name of the limited liability company is	NEVD of Maine, LLC
(The words “Limited Liability Company” must be contained in name § 603.1.A. If a professional limited liability company, must also contain the words “chartered”, “professional association” or “P.A.”.)

SECOND:

The name of its Registered Agent, an individual Maine resident or a corporation, foreign or domestic, authorized to do business or carry on activities in Maine, and the address of the registered office shall be

C T CORPORATION SYSTEM
(name)

c/o C T Corporation System, One Portland Square, Portland, Maine 04101
(physical location — street (not P.O. Box), city, state and zip code)

(mailing address if different from above)

THIRD:	(“X” one box only)

☐ A.	The management of the company is vested in a member or members.

☒ B. 1.	The management of the company is vested in a manager or managers and the permitted number is 1.

2.	If the initial managers have been selected, the name and business, residence or mailing address of each manager is:

	NAME	ADDRESS

1106 North Main Street

	Robert J. Shanahan	Providence, RI 02904

☐ Names and addresses of additional managers are attached hereto as Exhibit , and made a part hereof.

FOURTH:	Other provisions of these articles, if any, that the members determine to include are set forth in Exhibit attached hereto and made a part hereof.

ORGANIZER(S)*	DATED	July 17, 1998

(signature)	(type or print name)

(signature)	(type or print name)

(signature)	(type or print name)

For Organizer(s) which are Entities

Name of Entity	New England Voice and Data, L.L.C.

By	/s/ Robert J. Shanahan	Robert J. Shanahan
	(authorized signature)	(type or print name and capacity)

Name of Entity

By
	(authorized signature)	(type or print name and capacity)

Name of Entity

By
	(authorized signature)	(type or print name and capacity)

THE FOLLOWING SHALL BE COMPLETED BY THE REGISTERED AGENT UNLESS THIS DOCUMENT IS ACCOMPANIED BY FORM MLLC-18 (§ 607.2.)

The undersigned hereby accepts the appointment as registered agent for the above named limited liability company.

REGISTERED AGENT		DATED	July 17, 1998

(signature)		(type or print name)

Name of Corporation	C T CORPORATION SYSTEM

By
(authorized signature)		(type or print name and capacity)

*            Articles must be signed by all organizers (§ 627.1.A.).  The execution of the articles constitutes an oath or affirmation, under the penalties of false swearing under Title 17-A, section 453, that, to the best of the signers’ knowledge and belief, the facts stated in the articles are true (§ 627.3.).

SUBMIT COMPLETED FORMS TO:  SECRETARY OF STATE, STATION #101, AUGUSTA ME 04333-0101

ATTN:  CORPORATE EXAMINING SECTION

FORM NO. MLLC-6   95                                                                                                                                                                                                                              TEL.  (207) 287-4195

Filing Fee $250.00
DOMESTIC LIMITED LIABILITY COMPANY

STATE OF MAINE

ARTICLES OF AMENDMENT

Conversent Communications of Maine, LLC	A True Copy When Attested by Signature
(Name of Limited Liability Company)

Deputy Secretary of State

Pursuant to 31 MRSA § 623, the undersigned limited liability company executes and delivers for filing these articles of amendment:

FIRST:	The name of the limited liability company has been changed to (if no change, so indicate)

No change to name
(The name must contain one of the following: “Limited Liability Company”, “L.L.C.” or “LLC”: § 603.1.A.)

SECOND:	The management of the limited liability company has been changed (if no change, so indicate ). If changed, “X” one box only.

☒ A.	The management of the company is vested in a member or members.

☐ B.	The management of the company is vested in a manager or managers. The minimum number shall be managers and the maximum member shall be managers.

THIRD:	Other amendments to the articles, if any, that the members determine to adopt are set forth in Exhibit attached hereto and made a part hereof.

DATED	08/10/2009

MANAGER(S)/MEMBER(S)*

(signature)		(type or print name and capacity)

(signature)		(type or print name and capacity)

(signature)		(type or print name and capacity)

For Manager(s)/Member(s) which are Entities

Name of Entity	Conversent Communications, LLC	By:	Conversent Communications of Maine, LLC, its sole member
By:	Conversent Communications, LLC, its sole member
By:	Conversent Holdings, Inc., its sole member

By	/s/ James P. Prenetta, Jr.	By:	James P. Prenetta, Jr., EVP, Secretary & GC
(authorized signature)	(type or print name and capacity)

Name of Entity

By
(authorized signature)	(type or print name and capacity)

Name of Entity

By
(authorized signature)	(type or print name and capacity)

*  Articles MUST be signed by:

(1)                                  at least one manager OR

(2)                                  at least one member if the limited liability company is managed by the members OR

(3)                                  any duly authorized person.

The execution of this certificate constitutes an oath or affirmation under the penalties of false swearing under 17-A MRSA § 453

Please remit your payment made payable to the Maine Secretary of State.

SUBMIT COMPLETED FORMS TO:  CORPORATE EXAMINING SECTION, SECRETARY OF STATE,

101 STATE HOUSE STATION, AUGUSTA, ME  04333-0101

FORM NO. MLLC-9  (2 of 2)  Rev. 8/1/2004                                                                                                                           TEL.  (207) 287-4195